UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2017

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note:

On February 1, 2017 (the “Closing Date”), Coty Inc., a Delaware corporation (“Parent”), completed the previously disclosed transactions contemplated by the Contribution Agreement, dated as of January 10, 2017 (as amended, modified and supplemented from time to time, the “Contribution Agreement”), by and among Parent, Coty US Holdings Inc., a Delaware corporation (“Coty US”), Foundation, LLC, a Delaware limited liability company and wholly-owned subsidiary of Coty US (“NewCo”), Younique, LLC, a Utah limited liability company (“Younique”), UEV Holdings, LLC, a Delaware limited liability company (“Aspen Sub”), Aspen Cove Holdings, Inc., a Utah corporation and the majority unit holder of Younique (the “Majority Unit Holder”), each of the other unit holders of Younique (the “Minority Unit Holders” and together with the Majority Unit Holder, the “Unit Holders”), and Derek Maxfield, in his individual capacity and as the “Unit Holder Representative” thereunder.

Pursuant to the Contribution Agreement, on the Closing Date: (a) the Unit Holders contributed all of the issued and outstanding units of Younique to NewCo (the “First Contribution”), in exchange for NewCo (i) paying approximately $600,000,000, subject to customary adjustments, to the Unit Holders (the “Cash Consideration”), and (ii) issuing 400 membership interests in NewCo (the “Equity Consideration”) to the Continuing Unit Holders; and (b) immediately following the consummation of the First Contribution, the Continuing Unit Holders contributed all of the Equity Consideration to Aspen Sub in exchange for equity interests in Aspen Sub (the “Second Contribution” and, together with the First Contribution, the “Contributions”). As a result of the Contributions, Younique is now a wholly-owned subsidiary of NewCo, with Coty US and Aspen Sub owning sixty percent (60%) and forty percent (40%), respectively, of the issued and outstanding membership interests of NewCo.

The Cash Consideration was funded through a combination of cash on hand and borrowings under the existing line of credit contemplated by the Credit Agreement, dated as of October 27, 2015, by and among Parent, the other borrowers party thereto from time to time, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents from time to time party thereto, as amended, modified and supplemented from time to time.

Item 1.01.	Entry into a Material Definitive Agreement.

Pursuant to the Contribution Agreement, Coty US, certain of the Unit Holders (the “Continuing Unit Holders”) and, upon consummation of the Second Contribution, Aspen Sub entered into the First Amended and Restated Limited Liability Company Agreement (as amended, modified and supplemented from time to time, the “A&R LLC Agreement”) on the Closing Date.

A description of the A&R LLC Agreement is included under Item 1.01 of Parent’s Current Report on Form 8-K filed January 10, 2017 (the “January 10, 2017 Report”), which is incorporated by reference herein. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the A&R LLC Agreement attached as Exhibit B to the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and the executed version of which was amended to admit Aspen Sub as a member of NewCo upon consummation of the Second Contribution.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note to this Report and the description of the Contribution Agreement included under Item 1.01 of the January 10, 2017 Report are incorporated by reference herein.

The descriptions of the Contribution Agreement under the Introductory Note to this Report and under Item 1.01 of the January 10, 2017 Report do not purport to be complete and are qualified in their entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Report. The Contribution Agreement and the aforementioned descriptions have been included to provide investors and security holders with information regarding the terms of the Contribution Agreement and are not intended to provide any other factual information about Parent, Coty US, NewCo, Younique or their respective subsidiaries or affiliates. The representations and warranties contained in the Contribution Agreement were made only for purposes of the Contribution Agreement and as of specific dates and are solely for the benefit of the parties to the Contribution Agreement. In addition, certain representations and warranties were used for the purpose of allocating risk between the parties to the Contribution Agreement, rather than establishing matters of fact. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the United States Securities and Exchange Commission, and in some cases were qualified by disclosures that were made by each party to the others, which disclosures are not reflected in the Contribution Agreement.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by Parent on February 1, 2017 announcing the Contributions and entry into the A&R LLC Agreement is furnished as Exhibit 99.1 hereto.

Such information (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Certain required financial statements related to the Contributions will be filed by amendment to this Report no later than 71 days following the date on which this Report is required to be filed.

(b) Pro forma financial information

Certain required pro forma financial information related to the Contributions will be filed by amendment to this Report no later than 71 days following the date on which this Report is required to be filed.

(d) Exhibits

Exhibit No.	Description of Exhibits

2.1	Contribution Agreement, dated as of January 10, 2017, by and among Coty Inc., Coty US Holdings Inc., Foundation, LLC, Younique, LLC, UEV Holdings, LLC, Aspen Cove Holdings, Inc., each of the other unit holders of Younique, LLC, and Derek Maxfield*
99.1	Press Release of Coty Inc. dated February 1, 2017

*	Parent agrees to furnish supplementally a copy of any omitted exhibit, schedule or annex to the Securities and Exchange Commission upon request.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC. (Registrant)

Date: February 1, 2017	By:	/s/ Patrice de Talhouët
		Name:	Patrice de Talhouët
		Title:	Chief Financial Office
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COTY INC.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

2.1	Contribution Agreement, dated as of January 10, 2017, by and among Coty Inc., Coty US Holdings Inc., Foundation, LLC, Younique, LLC, UEV Holdings, LLC, Aspen Cove Holdings, Inc., each of the other unit holders of Younique, LLC, and Derek Maxfield*
99.1	Press Release of Coty Inc. dated February 1, 2017

*	Parent agrees to furnish supplementally a copy of any omitted exhibit, schedule and annex to the Securities and Exchange Commission upon request.